UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2021 (October 20, 2021)

Tiziana Life Sciences Ltd

(Exact name of registrant as specified in its charter)

Bermuda	0001723069	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9th Floor 07 Cheapside London EC2V 6DN United Kingdom
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: +44 20 7495 2379

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, par value $0.001	TLSA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Completion of Reorganisation

As part of the previously announced plan to restructure the Tiziana Group to put in place a new parent company, Tiziana Life Sciences Ltd (“New Tiziana”), being a Bermuda-incorporated company that is tax resident in England (the “Reorganisation Transaction”), on October 19, 2021, Tiziana Life Sciences plc (“Old Tiziana”) and New Tiziana received approval from the High Court of the United Kingdom of a statutory scheme of arrangement under UK law (the “Scheme”) previously approved by Old Tiziana shareholders. As set out below, holders of ordinary shares in Old Tiziana (“Old Tiziana Shares”) received shares in New Tiziana (“New Tiziana Shares”) in exchange for their Old Tiziana Shares (and Old Tiziana became a wholly-owned subsidiary of New Tiziana).

On October 20, 2021, Old Tiziana lodged the Court Order and the Statement of Capital with the Registrar of Companies for England and Wales and the Scheme became effective and binding on all Old Tiziana shareholders as at the Scheme Record Time (6:00 p.m. British Summer Time), and Old Tiziana became a subsidiary of New Tiziana, thereby completing the Reorganisation Transaction. The Bye-laws of New Tiziana (the “New Tiziana Bye-laws”) have been amended and restated upon the effective time of the Scheme in place of those originally adopted on March 20, 2020, and Old Tiziana’s Articles of Association were amended to account for the transactions contemplated by the Scheme.

The Old Tiziana Shares were listed on the Main Market of the London Stock Exchange (the “Main Market”) and the Old Tiziana ADSs (which represent two Old Tiziana Shares) on NASDAQ. The last day of dealings in Old Tiziana Shares and Old Tiziana ADSs was October 20, 2021. On October 21, 2021, the New Tiziana Shares were directly listed on NASDAQ following the Scheme becoming effective. At the same time, the Old Tiziana Shares were delisted from the standard segment of the official list of the Financial Conduct Authority (“FCA”) and from trading on the Main Market and the ADSs (each representing two Old Tiziana Shares) ceased trading on NASDAQ. Holders of Old Tiziana Shares and ADSs instead received New Tiziana Shares which will only trade on NASDAQ. Following the Scheme becoming effective New Tiziana will remain a “foreign private issuer” as defined by the SEC and, as a result, in accordance with Nasdaq listing requirements, New Tiziana may rely on home country governance requirements and certain exemptions thereunder rather than complying with NASDAQ corporate governance standards.

Reasons for the reorganisation

Following a review of the appropriate place(s) of listing and domicile for the parent company of the Tiziana Group, the board of directors of Old Tiziana (the “Board”) concluded that the interests of its business and shareholders are best served by aligning the place of the listing with the principal business activities of the Tiziana Group, which are predominately based in the US and to establish a direct listing on NASDAQ. Given this intention, the Board concluded that England was not the most appropriate domicile for the parent company of the Tiziana Group because it is not possible to directly list shares of English companies on NASDAQ. Therefore, if Old Tiziana remained the parent company of the Tiziana Group, only ADSs in respect of Old Tiziana Shares could be listed on NASDAQ. The Board believes that listing shares on NASDAQ directly, as opposed to maintaining its current listing of ADSs, will provide for greater analyst coverage, liquidity and reduce costs for shareholders. Therefore, the Scheme established a new Tiziana Group holding company, New Tiziana, incorporated in Bermuda, with its tax residence in the United Kingdom. Bermuda is a well-established jurisdiction for companies traded on NASDAQ and the New Tiziana Shares will be directly listed on NASDAQ.

Overview of the Scheme

As explained above the new corporate structure was implemented pursuant to a scheme of arrangement under Part 26 of the Companies Act. The Scheme was approved at a shareholder meeting convened by the Companies Court of England and Wales on September 27, 2021 and a separate general meeting of shareholders on September 27, 2021. The Scheme was sanctioned by the Companies Court on October 19, 2021, and the Court order sanctioning the Scheme was delivered to the UK Registrar of Companies on October 20, 2021, at which point the Scheme became legally effective.

In connection with the Scheme becoming effective, the Old Tiziana Shares were delisted from the standard segment of the official list of the FCA and from trading on the Main Market. The Old Tiziana ADSs also ceased trading on NASDAQ. Holders of all Old Tiziana Shares and ADSs received New Tiziana Shares, which will only trade on NASDAQ.

Pursuant to the Scheme and share capital consolidation (as described below), shareholders of Old Tiziana now hold shares in New Tiziana, and Old Tiziana has become a wholly-owned subsidiary of New Tiziana. Old Tiziana shareholders at the Scheme record time received, in exchange for every two Old Tiziana Shares held one New Tiziana Share, subject to fractional interests, if any.

New Tiziana share consolidation

New Tiziana also implemented a share consolidation in respect of New Tiziana Shares issued under the Scheme to ensure that the New Tiziana Shares trade initially on NASDAQ at a price more readily comparable to its peers (the “Share Capital Consolidation”). The ratio of the Share Capital Consolidation is two-for-one and was implemented immediately after the Scheme became effective. Whilst the Share Capital Consolidation reduced the number of issued shares of New Tiziana, shareholders still own the same proportion of New Tiziana immediately after the Scheme became effective as they did of Old Tiziana immediately before the Scheme became effective, subject to fractional interests, if any. Fractional entitlements of New Tiziana Shares were not issued and to the extent Old Tiziana shareholders were entitled to fractional New Tiziana Shares, those fractional entitlements will be aggregated by New Tiziana’s transfer agent, Computershare, and sold as soon as practicable after the Scheme effective date at the then prevailing prices on the open market and the net proceeds of sale distributed pro rata to the Old Tiziana shareholders entitled to them.

Options, warrants and loan notes

All outstanding options and awards pursuant to the Tiziana Life Sciences Plc 2014 Share Option Plan and the Tiziana Life Sciences Plc 2016 Share Option Plan will continue on the same basis, other than that they will ultimately deliver New Tiziana Shares rather than Old Tiziana Shares. Outstanding warrants to subscribe for Old Tiziana Shares and loan notes convertible into Old Tiziana Shares at the Scheme effective date will be replaced with equivalent warrants and equivalent loan notes, respectively, that relate to New Tiziana Shares.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth in the Introductory Note and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers

In connection with the completion of the Reorganisation Transaction, the directors and executive officers of Old Tiziana immediately prior to the completion of the Reorganisation Transaction became the directors and executive officers of New Tiziana. In addition, following completion of the Reorganisation Transaction, New Tiziana replicated the committees of the board of directors, and the membership thereof, that previously were in place for Old Tiziana.

New Tiziana Share Scheme

On October 20, 2021, New Tiziana assumed the Tiziana Life Sciences Ltd 2021 Equity Incentive Plan (the “New Tiziana Share Scheme”) which will operate over common shares in New Tiziana. The purpose of the New Tiziana Share Scheme is to assist New Tiziana and its subsidiaries in attracting and retaining valued employees, consultants and non-employee directors by offering them a greater stake in New Tiziana’s success and a closer identity with New Tiziana, and to encourage ownership of New Tiziana’s common shares by such employees, consultants and non-employee directors. Any employee, director or consultant of New Tiziana or any of its subsidiaries is eligible to receive Awards under the New Tiziana Share Scheme. The New Tiziana Share Scheme will be administered by the Compensation Committee of New Tiziana’s Board (the “Compensation Committee”). Awards granted to nonemployee members of the Board will be administered by the full Board.

Subject to adjustment as provided in the New Tiziana Share Scheme, the maximum number of shares that may be issued pursuant to Awards under the New Tiziana Share Scheme is 15,000,000 shares (the “Cap”). The Cap will be increased by the number of shares corresponding (as determined by the Compensation Committee) to the securities underlying the portion of an award granted under the 2016 Plan that is cancelled, terminated or forfeited or lapses, in any case, on or after the effective date of the New Tiziana Share Scheme. No more than 15,000,000 shares issued under the New Tiziana Share Scheme may be issued pursuant to the exercise of incentive stock options.

Under the New Tiziana Share Scheme Awards may be in the form of options, share appreciation rights, restricted stock, restricted stock units, performance stock, performance stock units, and other share-based awards. Each Award will be evidenced by an Award agreement containing the terms and conditions applicable to such Award.

This section is intended to be only a summary of the material terms of the New Tiziana Share Scheme and does not purport to include all terms and conditions of the New Tiziana Share Scheme. In the event of any contradiction or distinction between this summary and the New Tiziana Share Scheme, the terms of the New Tiziana Share Scheme shall control. The New Tiziana Share Scheme is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Reorganisation Transaction, New Tiziana has adopted a memorandum of association, a copy of which is attached hereto as Exhibit 3.1 (the “Memorandum”) and incorporated herein by reference. In addition, New Tiziana has adopted the New Tiziana Bye-laws, a copy of which is attached hereto as Exhibit 3.2 (the “Bye-laws”). The summary of the material terms of the Memorandum and the Bye-laws of New Tiziana are described under the heading “Description of New Tiziana Shares” under Item 8.01 below and are incorporated into this Item 5.03 by reference.

Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Memorandum and Bye-laws, copies of which are attached hereto as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 27, 2021, the requisite number of shareholders voted to approve the Scheme and related matters necessary for the consummation of the Reorganisation Transaction, including the amendments to the Articles of Association.

Item 8.01	Other Events.

DESCRIPTION OF NEW TIZIANA SHARES

The following description of the New Tiziana Shares is a summary. This summary is subject to the Bermuda Companies Act and the complete text of the Memorandum and the Bye-laws which are incorporated herein by reference. We encourage you to read that law and those documents carefully.

General

The share capital of New Tiziana comprises common shares of par value $0.0005 each and preference shares of par value $0.001 each. Subject to a resolution of shareholders to the contrary and any special rights previously conferred on the holders of any existing shares or class of shares, the Board is authorised to issue any unissued shares on such terms and conditions as it may determine.

Share Capital

Voting Rights

Each holder of New Tiziana Shares is entitled to one vote for each share on all matters submitted to a vote of the shareholders. Under the New Tiziana Bye-laws, at any general meeting held for the purpose of electing directors at which a quorum is present, the director nominees receiving the most votes (up to the number of Directors to be elected) shall be elected as Directors, and an absolute majority of the votes cast shall not be a prerequisite to the election of such Directors.

Dividends

The Board may, subject to the New Tiziana Bye-laws and in accordance with Section 54 of the Bermuda Companies Act, declare a dividend to be paid to the shareholders, in proportion to the number of shares held by them, and such dividend may be paid in cash or in specie. Dividends unclaimed after seven years from the date when the respective dividend became payable shall, if the Board so resolves, be forfeited and cease to remain owing by New Tiziana.

Liquidation

On winding-up the liquidator may with the authority of a resolution of the members, divide the whole or any part of the assets of New Tiziana among the shareholders, in whole or part, in specie or vest the whole or any part of the assets upon such trusts as the liquidator shall think ﬁt.

Rights and Preferences

The rights, preferences and privileges of the holders of New Tiziana Shares are subject to and may be adversely affected by the rights of the holders of shares of any series of preference shares that New Tiziana may designate in the future.

Preferred Stock

Subject to the New Tiziana Bye-laws and Bermuda law, the Board has the power to issue any of New Tiziana’s unissued shares as it determines, including the issuance of any shares or class of shares with preferred, deferred or other special rights.

Annual Shareholder Meetings

All annual general meetings will be held in such place as the Board appoints, which may be in or outside Bermuda. At least 21 days’ notice must be given of an annual general meeting. At any general meeting of New Tiziana any two shareholders present in person or by proxy representing one-third of the total voting rights of all issued and outstanding shares in New Tiziana at throughout the meeting form a quorum for the transaction of business. Generally, except as otherwise provided in the bye-laws of a company, or the Bermuda Companies Act, any action or resolution requiring approval of the shareholders may be passed by a simple majority of votes cast. If within thirty minutes from the time appointed for the meeting a quorum is not present and if the meeting is convened on the requisition of shareholders, it will be deemed cancelled. In any other case, the meeting will stand adjourned to the same day one week later, at the same time and place as the original meeting, or to such other day, time and place as the Board may decide.

Anti-Takeover Effects of Provisions of Bye-laws

Some provisions of the New Tiziana Bye-laws could make the following transactions difficult: acquisition of New Tiziana by means of a tender offer; acquisition of New Tiziana by means of a proxy contest or otherwise; or removal of incumbent officers and directors of New Tiziana. It is possible that these provisions could make it more difficult to accomplish or could deter transactions that shareholders may otherwise consider to be in their best interest or in the best interests of New Tiziana, including transactions that might result in a premium over the market price for New Tiziana Shares.

These provisions, summarized below, are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of New Tiziana to first negotiate with the Board.

Any “business combinations,” including mergers, amalgamations, consolidations, sales and leases of assets, issuances of securities and similar transactions, by New Tiziana or a New Tiziana subsidiary with an “interested shareholder” who (or whose afﬁliates or associates as deﬁned in the New Tiziana Bye-laws) owns 15 per cent or more of New Tiziana’s issued and outstanding voting shares, for three years after the person or entity becomes an interested shareholder (other than Gabriele Cerrone, New Tiziana’s Chairman, and his afﬁliates or associates) must be approved by the Board of New Tiziana and at least 66 2/3% of all of New Tiziana’s issued and outstanding shares, unless:

1)	prior to the time that the shareholder became an interested shareholder, the board of directors approved either the business combination or the transaction that resulted in the shareholder becoming an interested shareholder; or

2)	after completion of the transaction in which the shareholder became an interested shareholder, the interested shareholder holds at least 85 per cent. of the voting shares of the Company not including:

a)	shares held by directors or ofﬁcers; and

b)	shares granted under certain employee beneﬁt plans.

Undesignated Preferred Stock

The ability to authorize preferences will make it possible for the New Tiziana Board to issue preference shares with voting or other rights or preferences that could impede the success of any attempt to change control of New Tiziana. These and other provisions may have the effect of deterring hostile takeovers or delaying changes in control or management of New Tiziana.

Special General Meetings

The New Tiziana Bye-laws provide that the chairman of the Board or the Board may convene a special general meeting and that the Board must call a special general meeting upon the request of shareholders holding not less than 10% of the paid-up capital of the company carrying the right to vote at general meetings.

Requirements for Advance Notification of Shareholder Nominations and Proposals

The New Tiziana Bye-laws establish advance notice procedures with respect to shareholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the Board or a committee of the Board.

Composition of the Board of Directors; Election and Removal of Directors; Filling Vacancies

The New Tiziana Bye-laws provide that the number of directors will be determined by the Board subject to a minimum of 3. The directors will be divided into three classes: Class I, Class II and Class III, who shall initially serve for three-year, two-year and one-year terms, respectively. At each annual general meeting, successors to the class of directors whose term expires shall be elected for a three-year term.

Only persons who are proposed or nominated in accordance with the New Tiziana Bye-laws will be eligible for election as directors. Any shareholder or the Board may propose any person for election as a director.

Where any person other than a director retiring at the meeting or a person proposed for re-election or election as a director by the Board, is to be proposed for election as a director, notice must be given to New Tiziana of the intention to propose him and of his willingness to serve as a director.

Persons validly proposed for re-election or election as a director pursuant to the New Tiziana Bye-laws receiving the most votes (up to the number of Directors to be elected) shall be elected as Directors, and an absolute majority of the votes cast shall not be a prerequisite to the election of such Directors.

At any general meeting, the shareholders may authorise the Board to ﬁll any vacancy in their number left unﬁlled at a general meeting.

A director’s ofﬁce shall be vacated if, amongst other things, he is prohibited by law from being a director, becomes bankrupt, becomes of unsound mind or resigns his ofﬁce by notice to the company.

Shareholders may remove a director from ofﬁce for cause only at a general meeting.

Amendment of the Bye-laws

No bye-law may be rescinded, altered or amended and no new bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of shareholders. In addition, certain bye-laws governing the power to issue shares, forfeiture of shares, fractional shares, share certiﬁcates, the register of members, and the term of ofﬁce of directors may not be rescinded, altered or amended and no new bye-law may be made which would have the effect of rescinding, altering or amending the provisions of such bye-laws, in each case without the afﬁrmative vote of not less than 66 2/3% of Directors then in ofﬁce and a resolution approved by the afﬁrmative vote of not less than 66 2/3% of the total voting rights of all issued and outstanding shares.

Limitations of Liability

The New Tiziana Bye-laws provide that none of New Tiziana’s ofﬁcers or directors will be personally liable to New Tiziana or its shareholders for any action or failure to act to the fullest extent permitted by law.

Uncertificated Shares

No share certiﬁcates will be issued for New Tiziana Shares unless a shareholder requests one from New Tiziana.

Stock Exchange Listing

The New Tiziana Shares are listed on NASDAQ under the symbol “TLSA.”

No Sinking Fund

The New Tiziana Shares have no sinking fund provisions.

Transfer Agent and Registrar

The transfer agent and registrar for the New Tiziana Shares is Computershare Trust Company, N.A. The transfer agent and registrar’s address is 250 Royall Street, Canton, Massachusetts 02021.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Memorandum of Association of Tiziana Life Sciences Ltd, adopted as of October 20, 2021.

3.2	Amended and Restated Bye-laws of Tiziana Life Sciences Ltd, adopted as of October 20, 2021.

10.1	The Tiziana Life Sciences plc 2014 Share Option Plan.

10.2	The Tiziana Life Sciences plc 2016 Share Option Plan (incorporated by reference to Exhibit 10.8 to Tiziana Life Sciences plc’s Amendment No. 1 to Form F-1 (SEC File No. 333-226368) filed with the SEC on August 23, 2018).

10.3	The Tiziana Life Sciences Ltd 2021 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 21, 2021

Tiziana Life Sciences Ltd

By:	/s/ Keeren Shah
Name:	Keeren Shah
Title:	Chief Financial Officer